EXHIBIT 99.3

                 OCEAN WEST HOLDING CORPORATION AND SUBSIDIARIES

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                        CONSOLIDATED FINANCIAL STATEMENTS


Introduction to Pro Forma Condensed Financial Statements................. F-19

Pro Forma Consolidating Balance Sheet for the year
ended September 30, 2004 (Unaudited)..................................... F-20

Pro Forma Consolidating Statements of Operations for the
year ended September 30, 2004 (Unaudited)................................ F-21

Consolidating Balance Sheets for March 31, 2005.......................... F-22

Consolidating Statements of Ooperations for the
six months ended March 31, 2005.......................................... F-23

Notes to Unaudited Pro Forma Consolidated Financial Statements........... F-24

                 Ocean West Holding Corporation and Subsidiaries

            Introduction to Pro Forma Condensed Financial Statements

The accompanying unaudited pro forma condensed balance sheet as of March 31, 2005 gives effect to the Acquisition as if the Acquisition occurred on that date. The accompanying unaudited pro forma condensed statement of operations for the nine months ended March, 31 2005, gives effect to the Acquisition as if it occurred on the first day of the period presented.

The fiscal year end of Ocean West Holding Corporation is September 30, 2004 whereas the fiscal year end for InfoByPhone is December 31, 2004 The historical condensed statements of operations for the year ended September 30, 2004 were derived from Ocean West Holding Corporation's audited statement of operations for the year ended September 30, 2004 and InfoByPhone audited statement of operations for the year ended December 31, 2004.

The unaudited pro forma condensed financial information is provided for information purposes only and is not necessarily indicative of the results that would have occurred if the Acquisition had occurred on the first day of each period presented. The unaudited pro forma financial statements should not be construed as being representative of future operating results or financial position of the Company and should be read in conjunction with the:

o Accompanying Notes to the Unaudited Pro Forma Condensed Financial Statements;

o The Company's historical audited consolidated financial statements and notes included in the Company's annual report is on Form 10-KSB for the fiscal year ended September 30, 2004; and

o InfoByPhone historical audited financial statements and notes for the fiscal year ended December 31, 2004 and unaudited financial statements and notes for the three months ended March 31, 2005 (included in this Form 8-K/A filing).

                  OCEAN WEST HOLDING CORPORATION AND SUBSIDIARY
                     PRO-FORMA CONSOLIDATING BALANCE SHEET
                     FOR THE YEAR ENDED SEPTEMBER 30, 2004

                                     ASSETS

                                                                                       Pro Forma Adjustments
                                                    Ocean West                     -----------------------------
                                                     Holding                                                          Pro Forma
                                                    Corporation      Infobyphone       Debit           Credit           Amount
                                                   -------------    ------------   -------------    -------------  ---------------
Current assets:
     Cash and cash equivalents                     $     124,080    $         --                                    $      124,080
     Accounts receivable                                      --           1,350                                             1,350
     Receivable from loans sold                        6,137,020              --                                      6,137,020.00
     Mortgage loans held for sale                        357,006              --                                        357,006.00
     Stock subscription receivable                     1,022,425                                                      1,022,425.00
     Prepaid and other current assets                    268,748              --                                        268,748.00
                                                   -------------    ------------                                    --------------

         Total current assets                          7,909,279           1,350                                         7,910,629
                                                   -------------    ------------                                    --------------

Property and equipment, net                              251,696          22,645                                           274,341
                                                   -------------    ------------                                    --------------

Other assets:
     Originated mortgage servicing rights                 37,587              --                                            37,587
     Deposits                                             66,430           1,500                                            67,930
     Goodwill                                                                    (1)   4,044,267                         4,044,267
                                                   -------------    ------------                                    --------------

         Total other assets                              104,017           1,500                                        12,334,754
                                                   -------------    ------------                                    --------------

                                                   $   8,264,992    $     25,495                                    $   12,334,754
                                                   =============    ============                                    ==============



Current liabilities:
     Cash overdraft                                $          --    $      2,437                                           $ 2,437
     Accounts payable and accrued expenses             1,239,735         122,657                                         1,362,392
     Deferred revenue                                                      5,712                                             5,712
     Client trust payable                                                     --                                                --
     Due to Stockholder                                   25,247                                                         25,247.00
     Current maturities of long-term debt                892,000              --                                        892,000.00
     Current maturities of capital lease                                                                                        --
         obligations                                      50,672              --                                         50,672.00
     Current maturities of notes payable
         stockholders                                         --                                                                --
     Warehouse lines of credit                         6,526,545              --                                      6,526,545.00
                                                   -------------    ------------                                    --------------

         Total current liabilities                     8,734,199         130,806                                         8,865,005

Long-term liabilities:
     Long-term debt, less current maturities             542,250              --                                        542,250.00
     Capital lease obligation less current
         maturities                                       12,440                                                         12,440.00
     Amount due to related party                          15,000              --                                         15,000.00
                                                   -------------    ------------                                    --------------

         Total long-term liabilities                     569,690              --                                           569,690

Stockholders' equity (deficiency):
     Preferred stock:
         Series C                                        100,000              -- (1)     100,000                                --
         Series E                                        170,000              -- (1)     170,000                                --
         Series F                                        105,000              -- (1)     105,000                                --
         Series G                                        200,000              -- (1)     200,000                                --
         Series I                                         12,500              -- (1)      12,500                                --
         Series L                                      1,000,000              -- (1)   1,000,000                                --
         Series M                                             --              --              --              --                --
         Series N                                      2,250,000                 (1)   2,250,000                                --
     Class B common stock                                  2,101              -- (1)       2,101                                --
     Class D common stock                                     --              --                                                --
     Common stock                                         55,861             260                 (1)      25,771            81,892
                                                                                                 (1)       5,000             5,000
     Additional paid-in capital                        1,543,194         867,399 (1)      25,771                         6,309,423
                                                                                                 (1)   3,839,601                --
                                                                                                 (1)      85,000                --
                                                                                                 (1)   4,044,267
     Deferred stock compensation                                        (178,125)                                        3,866,142
                                                                                                                                --
     Accumulated deficit                              (6,477,553)       (794,845)(1)      90,000                        (7,362,398)
                                                   -------------    ------------                                    --------------
         Total stockholders' equity (deficiency)      (1,038,897)       (105,311)                                       (2,900,059)
                                                   -------------    ------------                                    --------------

                                                   $   8,264,992    $     25,495       3,955,372       3,955,372    $   12,534,754
                                                   =============    ============      ==========      ==========    ==============

                  OCEAN WEST HOLDING CORPORATION AND SUBSIDIARY
                 PROFORMA CONSOLIDATING STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 2004

                                                                                         Proforma Adjustments
                                                    Ocean West                        ---------------------------
                                                     Holding                                                        Pro Forma
                                                    Corporation       Infobyphone        Debit          Credit        Amount
                                                   ------------       ------------    ------------   ------------  ------------
Revenues:

       Revenue                                     $  6,874,169       $      2,848                                 $  6,877,017
Operating expenses:
       Other general and administrative expenses      5,920,171            279,927                                    6,200,098
       Salaries and wages                             3,071,317             36,215                                    3,107,532
       Research and development                                             33,032                                       33,032
       Cost of revenue                                                      74,934                                       74,934
       Professional fees                                                   127,845                                      127,845
       Payroll expense                                                     198,865                                      198,865
       Stock compensation                                                   46,875 (1)      90,000                      136,825
       Payroll taxes                                    591,241                                                         591,241
       Depreciation & Amortization                      140,062                                                         140,062
                                                   ------------       ------------                                 ------------
             Total operating expenses                 9,722,791            797,693                                   10,610,484

(Loss) income from operations                        (2,848,622)          (794,845)                                  (3,733,460)


(Loss) income before provision for income taxes      (2,848,622)          (794,845)                                  (3,733,460)

Provision for income taxes                               23,950                                                          23,950
                                                   ------------       ------------                                 ------------

Net (loss) income                                    (2,872,572)          (794,845)                                  (3,757,417)

Dividends on preferred shares                          (153,008)                --                                     (153,008)
                                                   ------------       ------------                                 ------------

Net (loss) income applicable to
       common stockholders                         $ (3,025,580)      $   (794,845)                                $ (3,604,409)
                                                   ============       ============                                 ============

                  OCEAN WEST HOLDING CORPORATION AND SUBSIDIARY
                          CONSOLIDATING BALANCE SHEETS
                                 MARCH 31, 2005

                                     ASSETS

                                                                                       Proforma Adjustments
                                                    Ocean West                     -----------------------------
                                                     Holding                                                          Pro Forma
                                                    Corporation      Infobyphone       Debit           Credit           Amount
                                                   -------------    ------------   -------------    -------------  ---------------
Current assets:
     Cash and cash equivalents                     $     154,445    $     35,398      $       --                    $      189,843
     Restricted cash                                          --              --                                                --
     Receivable from loans sold                        3,040,143              --                                         3,040,143
     Mortgage loans held for sale                         85,694              --                                            85,694
     Prepaid and other current assets                  1,051,363              --                                         1,051,363
                                                   -------------    ------------                                    --------------

         Total current assets                          4,331,645          35,398                                         4,367,043
                                                   -------------    ------------                                    --------------

Property and equipment, net                              196,428          21,571                                           217,999
                                                   -------------    ------------                                    --------------

Other assets:
     Originated mortgage servicing rights                 34,371              --                                            34,371
     Loans held for investment                           327,700           1,500                                           329,200
     Due from OWHC
     Investment in OWE
     Deposits                                             35,163              --                                            35,163
     Goodwill                                                                   (1)    4,044,267                         4,044,267
                                                   -------------    ------------                                    --------------

         Total other assets                              397,234           1,500                                         4,443,001

                                                   $   4,925,307    $     58,469                                    $    9,028,043
                                                   =============    ============                                    ==============

Current liabilities:
     Accounts payable and accrued expenses         $   1,323,348    $     93,042                                    $    1,416,390
     Client trust payable                                                     --
     Due to Stockholder                                   25,247                                                            25,247
     Current maturities of long-term debt                740,126         100,000                                           840,126
     Current maturities of capital lease                                                                                        --
             obligations                                  34,718              --                                            34,718
     Deferred revenue                                         --           3,574                                             3,574
     Warehouse lines of credit                         3,415,672              --                                         3,415,672
                                                   -------------    ------------                                    --------------

         Total current liabilities                     5,539,111         196,616                                         5,735,727

Long-term liabilities:
     Long-term debt, less current maturities             531,648              --                                           531,648
     Capital lease obligation less current
             maturities                                       --              --                                                --
     Amount due to related party                          15,000              --                                            15,000
     Due OWE                                                                  --
                                                   -------------    ------------                                    --------------

         Total long-term liabilities                     546,648             --                                            546,648

Stockholders' equity (deficiency):
     Preferred stock:
         Series C                                        100,000             -- (2)      100,000                                --
         Series E                                        170,000             -- (2)      170,000                                --
         Series F                                        105,000             -- (2)      105,000                                --
         Series G                                        200,000             -- (2)      200,000                                --
         Series I                                         12,500             -- (2)       12,500                                --
         Series L                                      1,000,000             -- (2)    1,000,000                                --
         Series M                                             --             --                -              --                --
         Series N                                      2,250,000                (2)    2,250,000                                --
     Class B common stock                                  2,101             -- (2)        2,101                                --
     Class D common stock                                     --             --                                                 --
     Common stock                                         55,861            327                  (2)      32,371            93,559
                                                                                                 (1)      5,000
     Additional paid-in capital                        1,543,194      1,067,332 (2)       32,371 (2)   3,839,601         6,502,756
                                                                                (1)           -- (1)      85,000
     Deferred stock comensation                               --       (121,875)                 (1)   4,044,267         3,922,392
     Accumulated deficit                              (6,599,108)    (1,083,931)(1)       90,000                        (7,773,038)
                                                   -------------    ------------      ----------      ----------    --------------

         Total stockholders' equity (deficiency)      (1,160,452)       (138,147)                                       (2,745,668)
                                                   -------------    ------------      ----------      ----------    --------------

                                                   $   4,925,307    $     58,469      $3,961,972      $3,961,972    $    9,028,043
                                                   =============    ============      ==========      ==========    ==============

                  OCEAN WEST HOLDING CORPORATION AND SUBSIDIARY
                     CONSOLIDATING STATEMENTS OF OPERATIONS
                     FOR THE SIX MONTHS ENDED MARCH 31, 2005

                                                                                         Proforma Adjustments
                                                    Ocean West                        ---------------------------
                                                     Holding                                                        Pro Forma
                                                    Corporation       Infobyphone        Debit          Credit        Amount
                                                   ------------       ------------    ------------   ------------  ------------
Revenues:

       Revenue                                     $  2,746,976       $      2,732 (1)                             $  2,749,708
Operating expenses:
       Other general and administrative expenses      1,857,145             33,545                                    1,890,690
       Salaries and wages                             1,008,473                 --                                    1,008,473
       Research and development                              --                900                                          900
       Cost of revenue                                       --             45,999                                       45,999
       Professional fees                                     --             33,121                                       33,121
       Payroll expense                                       --            121,696                                      121,696
       Interest                                              --                307                                          307
       Stock compensation                                    --             56,250 (1)      90,000                      146,250
       Payroll taxes                                    185,965                 --                                      185,965
       Depreciation & Amortization                        7,090                 --                                        7,090
                                                   ------------       ------------                                 ------------
             Total operating expenses                 3,058,673            291,818                                    3,440,491

(Loss) income from operations                          (311,697)          (289,086)                                    (690,783)

Provision for income taxes                                   --
                                                   ------------       ------------                                 ------------

Net (loss) income                                      (311,697)          (289,086)                                    (690,783)

Dividends on preferred shares                            74,558                 --                                       74,558
                                                   ------------       ------------                                 ------------

Net (loss) income applicable to
       common stockholders                         $   (386,255)      $   (289,086)                                $   (765,341)
                                                   ============       ============                                 ============

                 Ocean West Holding Corporation and Subsidiaries

           Notes to Unaudited Pro Forma Condensed Financial Statements

(1) Pro Forma Adjustments

Ocean West Holding Corporation (the "Company") ended its fiscal year on September 30, 2004 . The fiscal year of InfoByPhone ended on December 31, 2004. The unaudited pro forma condensed statement of income for the year ended September 30, 2004 is derived from Ocean West Holding Corporation's audited statement of income for the year ended September 30, 2004 and the InfoByPhone audited statement of income for the period January 7, 2004 (Inception) to December 31 , 2004.

Ocean West Holding Corporation unaudited pro forma financial statements for the period ended March 31, 2005, include the unaudited pro forma condensed statement of income for the six months ended March 31, 2005 and is derived from Ocean West Holding Corporation's unaudited statement of income for the six months ended March 31, 2005 and the InfoByPhone's unaudited statement of income for the three months ended March 31, 2005.

Pro forma adjustments were made to the unaudited pro forma condensed balance sheet to reflect the transaction to issue shares of InfoByPhone. As a result of the reverse merger, the net assets of InfoByPhone are recorded at their historical cost and the net assets of Ocean West Enterpises were recorded using the purchase method of accounting.

Ocean West Holding Corporation shareholders received 5,586,004 shares of common stock in a reverse merger transaction with InfoByPhone. The shareholders received 44% of the voting stock. The shares were valued at the 5 day average of $4,044,267 at a price of $.72 per share.

(2) Pro Forma Capital Contribution

Holders of Ocean West Holding Corporation Preferred Stock Series C, E, F, G, I, L and Series B Common Stock agreed to return and did contribute all of such shares of capital stock to the Company. In partial exchange for the above shareholder contribution to capital the Company declared a dividend of 100% of the Common Stock of its wholly-owned subsidiary Ocean West Enterprises, Inc. ("OWE") to the holders of record of the Company's Common Stock on May 23, 2005. Although the dividend was declared the Company needs to effect a registration statement under the Securities Act of 1933 in order to complete the distribution of shares. In addition, as of May 23, 2005, OWE assumed and the Company assigned to OWE all liabilities of the Company pursuant to an Assignment and Assumption of Liabilities Agreement filed as Exhibit 10.1 hereto.